FIRST AMENDMENT
                                       TO
                               FINANCING AGREEMENT

     First Amendment, dated as of March 25, 1999, to the Financing Agreement, dated as of February 26, 1999 (the "Financing Agreement"), by and among Aris Industries, Inc., a New York corporation (the "Company"), Europe Craft Imports, Inc., a New Jersey corporation ("ECI"), ECI Sportswear, Inc., a New York corporation ("Sportswear"), Stetson Clothing Company, Inc., a Delaware corporation ("Stetson" and together with ECI and Sportswear, each a "Borrower" and collectively, the "Borrowers"), the lenders listed on Schedule I hereto under the captions "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders" and together with the Continuing Lenders, each a "Lender" and collectively, the "Lenders"), and The CIT Group/Commercial Services, Inc., as agent for the Lenders (in such capacity, the "Agent").

     The Company, the Borrowers, the Lenders and the Agent desire to (i) appoint The Chase Manhattan Bank as Administrative Agent, (ii) add the Additional Lenders as parties to the Financing Agreement, and (iii) amend certain other terms and conditions hereafter set forth. In addition, The CIT Group/Commercial Services, Inc. ("CIT") wishes to assign a portion of its interests in the Revolving Credit Commitment and the Loans and Letter of Credit Obligations outstanding under the Financing Agreement to the Additional Lenders and the Additional Lenders wish to accept such assignments.

     Accordingly, the Company, the Borrowers, the Agent and the Lenders hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined herein are used herein as defined in the Financing Agreement.

     2. Cover Page. The Cover Page to the Financing Agreement is hereby amended in its entirety to read as set forth in Annex I to this Amendment.

     3. Preamble. The preamble of the Financing Agreement is hereby amended in its entirety to read as follows:

          "FINANCING AGREEMENT, dated as of February 26, 1999, by and among Aris Industries, Inc., a New York corporation (the 'Company'), Europe Craft Imports, Inc., a New Jersey corporation ('ECI'), ECI Sportswear, Inc., a New York corporation ('Sportswear'), Stetson Clothing Company, Inc., a Delaware corporation ('Stetson' and, together with ECI and Sportswear, each a 'Borrower' and collectively, the 'Borrowers'), the financial institutions from time to time party hereto (each a 'Lender' and collectively, the 'Lenders'), The Chase Manhattan Bank, as administrative agent, book manager and arranger for the Lenders (in such capacity, the 'Administrative Agent') and The CIT Group/Commercial Services, Inc., as collateral agent for the Lenders (in such capacity, the 'Collateral Agent' or 'Agent')."

     4. Existing Definitions. (a) The definition of the term "Eligible Inventory" in Section 1.01 of the Financing Agreement is hereby amended by deleting clause (vi)(B) in its entirety and substituting in lieu thereof:

     "(B) 'in transit', provided, that (x) such 'in transit' Inventory is or will be finished goods Inventory that is or will be shipped as finished goods under a Letter of Credit issued by the L/C Issuer pursuant to this Agreement to a location in the United States described in clause (vi)(A) above and (y) upon ten (10) days prior written notice from the Agent to the Administrative Borrower, the Inventory described in subclause (vi)(B)(x) above shipped under a Letter of Credit issued after such written notice shall be consigned to a common carrier that has issued or will issue documents of title covering such Inventory to the Agent or the L/C Issuer or"

     (b) The definition of the term "Required Lenders" in Section 1.01 of the Financing Agreement is hereby amended in its entirety to read as follows:

     "'Required Lenders' means Lenders whose Pro Rata Shares aggregate more than 50%."

     (c) The definition of the term "Revolving Credit Commitment" in Section
1.01 of the Financing Agreement is hereby amended by deleting the reference to "Schedule 1.01A" therein and substituting in lieu thereof "Schedule 1.01A-1".

     5. New Definitions. (a) The new definition "Administrative Agent" is hereby added to Section 1.01 of the Financing Agreement to read as follows:

          "'Administrative Agent' has the meaning specified therefore in the preamble hereto."

     (b) The new definition "Collateral Agent" is hereby added to Section 1.01 of the Financing Agreement to read as follows:

          "'Collateral Agent' has the meaning specified therefore in the preamble hereto."

     6. Assignments. (a) On and as of the Amendment Effective Date (as hereinafter defined), CIT shall assign and each of the Additional Lenders shall purchase, at the principal amount thereof, such interests in the Revolving Credit Loans and Letter of Credit Obligations outstanding on such date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Loans and Letter of Credit Obligations outstanding will be held by the Lenders ratably in accordance with their Pro Rata Shares in the Revolving Credit Commitment, as set forth in Annex II to this Amendment. Such assignments and purchases shall


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


be without recourse, representation or warranty, except that (i) CIT represents that it is the legal and beneficial owner of the interests assigned by it free and clear of any Lien and (ii) paragraphs 2 (other than clauses (i) and (v) thereof), 4 and 5 of Exhibit H to the Financing Agreement are hereby incorporated by reference as if set forth herein and CIT shall be deemed to have made the representations, warranties and statements of Assignor in such paragraphs and each Additional Lender shall be deemed to have made the representations, warranties and statements of Assignee in such paragraphs.

     (b) On the Amendment Effective Date, (i) each of the Additional Lenders shall pay the purchase price for the Revolving Credit Loans purchased by it pursuant to paragraph (a) of this Section 6 by wire transfer of immediately available funds to the Agent in New York, New York, not later than 12:00 noon, New York City time, and (ii) the Agent shall promptly pay to CIT, out of the amounts received by it pursuant to clause (i) of this paragraph (b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds to an account designated by CIT.

     (c) The Company and the Borrowers hereby consent to the assignments and purchases provided for in paragraphs (a) and (b) of this Section 6 and agree that each Additional Lender shall have all of the rights of a Lender under the Financing Agreement with respect to the interests purchased by it pursuant to such paragraphs. Commencing on the Amendment Effective Date, each Additional Lender will be a party to the Financing Agreement, agrees to be bound by the terms and conditions of the Financing Agreement and the Loan Documents and will have all of the rights and obligations of a Lender under the Financing Agreement and the Loan Documents.

     7. Delivery of Notes. CIT shall deliver to the Agent, for delivery to and cancellation by the Borrowers, the Note issued by the Borrowers and held by CIT under the Financing Agreement (the "Old Note"), which Old Note is hereby deemed cancelled effective from delivery of the New Notes to the Agent. The Borrowers shall execute and deliver to the Agent for the account of each Lender the Notes which such Lender is entitled to receive pursuant to Section 2.04 of the Financing Agreement, in the form of Exhibit A thereto and in the principal amount for each Lender equal to its Pro Rata Share of the Revolving Credit Commitment, as set forth in Annex II to this Amendment (the "New Notes"). The Agent shall release and deliver the Old Note to the Borrowers for cancellation and deliver the New Notes to the Lenders.

     8. Accrued Interest and Fees. At the times and pursuant to the terms contained in the Financing Agreement, the Agent will pay all accrued interest and fees payable pursuant to Sections 2.08(a) and 3.03(b) of the Financing Agreement to the Lenders entitled thereto after giving effect to the assignments and purchases made pursuant to Section 6 above. On the Amendment Effective Date, CIT shall pay to each Additional Lender any fee that has been agreed upon between CIT and such Additional Lender.

     9. Schedule. (a) Paragraph (d) of Section 12.09 of the Financing Agreement is hereby amended by deleting each reference to "Schedule 1.01A" therein and substituting in lieu thereof "Schedule 1.01A-1".


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


     (b) Schedule 1.01A to the Financing Agreement is hereby amended in its entirety to read as set forth in Annex II to this Amendment.

     10. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions shall have been satisfied being herein called the "Amendment Effective Date"):

          (i) The representations and warranties contained in this Amendment and in Article VI of the Financing Agreement shall be correct in all material respects on and as of the Amendment Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Event of Default or Default shall have occurred and be continuing on the Amendment Effective Date, or result from this Amendment becoming effective in accordance with its terms.

          (ii) The Agent shall have received counterparts of this Amendment which bear the signatures of the Company, the Borrowers and each of the Lenders.

          (iii) The Agent shall have received the New Notes, duly executed by each of the Borrowers.

          (iv) The Agent shall have received an acknowledgment to the agreement among the Lenders duly executed by each Additional Lender.

          (v) All legal matters incident to this Amendment shall be satisfactory to the Agent and its counsel.

     11. Representations and Warranties. Each of the Company and the Borrowers represents and warrants to the Lenders as follows:

     (a) The Company and each Borrower (i) is duly organized, validly existing and in good standing under the laws of the state of its organization and (ii) has all requisite power, authority and legal right to execute, deliver and perform this Amendment, the New Notes, in the case of the Borrowers, all other documents executed by it in connection with this Amendment, and to perform the Financing Agreement, as amended hereby.

     (b) The execution, delivery and performance by the Company and the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby (i) have been duly authorized by all necessary action, (ii) do not and will not violate or create a default under the Company's or any Borrower's organizational documents, any applicable law or any contractual restriction binding on or otherwise affecting the Company or any Borrower or any of the Company's or such Borrower's properties, and (iii) except as provided in the Loan Documents, do not and will not result in or require the creation of any Lien, upon or with respect to the Company's or any Borrower's property.


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


     (c) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by the Company or any of the Borrowers of this Amendment and all other documents executed by it in connection with this Amendment, the execution, delivery and performance by each Borrower of the New Notes and the performance by the Company and the Borrowers of the Financing Agreement as amended hereby.

     (d) This Amendment and the Financing Agreement, as amended hereby, and all other documents executed in connection with this Amendment constitute the legal, valid and binding obligations of the Company and the Borrowers party thereto, enforceable against such Persons in accordance with their terms except to the extent the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws from time to time in effect affecting generally the enforcement of creditors' rights and remedies and by general principles of equity.

     (e) The representations and warranties contained in Article VI of the Financing Agreement are correct on and as of the Amendment Effective Date as though made on and as of the Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date), and no Event of Default or Default, has occurred and is continuing on and as of the Amendment Effective Date.

     12. Continued Effectiveness of Financing Agreement. Each of the Company and the Borrowers hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Amendment Effective Date of this Amendment all references in any such Loan Document to "the Financing Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent, or to grant to the Agent a Lien on any collateral as security for the Obligations of the Company and the Borrowers from time to time existing in respect of the Financing Agreement and the Loan Documents, such pledge, assignment and/or grant of a Lien is hereby ratified and confirmed in all respects.

     13. Miscellaneous.

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     (d) The Borrowers will pay on demand all reasonable out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of


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

this Amendment, including, without limitation, the reasonable fees, disbursements and other charges of Schulte Roth & Zabel LLP, counsel to the Agent.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]








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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                  ARIS INDUSTRIES, INC.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________


                                                  EUROPE CRAFT IMPORTS, INC.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________


                                                  ECI SPORTSWEAR, INC.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________


                                                  STETSON CLOTHING COMPANY, INC.

                                                  By:________________________
                                                  Name:______________________
                                                  Title:_____________________

                                 AGENTS AND LENDERS

                                 THE CIT GROUP/COMMERCIAL SERVICES,
                                   INC., as Collateral Agent

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 THE CHASE MANHATTAN BANK,
                                   as Administrative Agent

                                 By:____________________________________________
                                 Name:__________________________________________
                                 Title:_________________________________________

                                 Address:
                                 1375 Broadway, 8th Floor
                                 New York, New York  10018
                                 Attention:  David Michaels

                                 Telephone:  (212) 827-4404
                                 Telecopier:  (212) 827-4497

                                 Wiring Instructions:

                                 The Chase Manhattan Bank
                                 ABA #      021000021
                                 Acct. #    2000000846
                                 Attn:      Commercial Loan Services Department
                                            4 Metrotech Center

                                              LENDERS

                                              ISRAEL DISCOUNT BANK OF NEW YORK

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________


                                              PNC BANK, NATIONAL ASSOCIATION

                                              By:_______________________________
                                              Name:_____________________________
                                              Title:____________________________

                                              Address:
                                              Two Tower Center Boulevard
                                              East Brunswick, New Jersey  08816
                                              Attention:  Robert Anchundia

                                              Telephone:  (732) 220-4373
                                              Telecopier:  (732) 220-4393

                                              Wiring Instructions:

                                              PNC Business Credit
                                              ABA #      031207607
                                              Acct. #    196039957830
                                              Ref.:      Aris Industries, Inc.

                                   SCHEDULE I

CONTINUING LENDERS:

The CIT Group/Commercial Services, Inc.

Israel Discount Bank of New York

ADDITIONAL LENDERS:

The Chase Manhattan Bank

PNC Bank, National Association

                                     ANNEX I






                               FINANCING AGREEMENT

                          Dated as of February 26, 1999

                                  by and among

                             ARIS INDUSTRIES, INC.,

                           EUROPE CRAFT IMPORTS, INC.,

                              ECI SPORTSWEAR, INC.,

                         STETSON CLOTHING COMPANY, INC.,

                           THE FINANCIAL INSTITUTIONS

                         FROM TIME TO TIME PARTY HERETO,

                            THE CHASE MANHATTAN BANK,
                            as Administrative Agent,

                                       and

                    THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                               as Collateral Agent

                                    ANNEX II

                                Schedule 1.01A-1

                        Lenders and Lenders' Commitments

                                                    Revolving
                            Lender             Credit Commitment     Percentage
                            ------             -----------------     ----------

The CIT Group/Commercial Services, Inc.           $30,000,000         46.1539%

Israel Discount Bank of New York                  $10,000,000         15.3846%

The Chase Manhattan Bank                          $15,000,000         23.0769%

PNC Bank, National Association                    $10,000,000         15.3846%
                                                  -----------         --------

                                                  $65,000,000           100%